UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 11, 2023
Date of Report (date of earliest event reported)
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The Oncology Institute, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification Number)
18000 Studebaker Rd, Suite 800 Cerritos, California 90703
(Address of principal executive offices and zip code)
(562) 735-3226
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Chief Executive Officer

On June 11, 2023, Brad Hively provided notice of his resignation as Chief Executive Officer of The Oncology Institute, Inc. (the “Company”), effective June 30, 2023 (the “Effective Date”). Mr Hively’s resignation was not the result of any disagreement between Mr. Hively and the Company on any matter relating to the Company’s operations, policies or practices. Mr. Hively will remain a member of the Board of Directors of the Company (the “Board”) and remains a nominee for director as provided within the Company’s proxy materials for its Annual Meeting of Stockholders scheduled for June 15, 2023, including its Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 28, 2023. Additionally, the Board appointed Mr. Hively to serve as Vice Chair of the Board at the Effective Time and will compensate him as provided in the Company’s Non-Employee Director Compensation Policy, including an award of restricted stock units at the Effective Time, in an amount and pursuant to vesting in accordance with the Non-Employee Director Compensation Policy.

In connection with Mr. Hively’s departure, the Company will enter into a Transition Agreement with Mr. Hively (the “Transition Agreement”). If Mr. Hively signs and does not rescind the Transition Agreement, in exchange for a general release of claims, Mr. Hively will be eligible to receive the severance benefits provided for under his employment agreement with the Company, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which includes salary continuation and payments or reimbursements for the cost of COBRA premiums for twelve months following the Effective Date, except Mr. Hively will also be eligible to receive 50% of his 2023 annual bonus, which final payment is subject to adjustment at the Board’s discretion and depending on the Company’s performance and individual contributions. Additionally, pursuant to the Transition Agreement, all unvested restricted stock units granted to Mr. Hively will vest in accordance with existing vesting schedules through June 30, 2024, subject to certain conditions.

Appointment of Chief Executive Officer

Effective as of June 30, 2023, the Board appointed Daniel Virnich, the Company’s current President, as Chief Executive Officer, and in such role he will serve as the Company’s principal executive officer pursuant to his existing employment agreement with the Company, a copy of which is filed hereto as Exhibit 10.2 to this Current Report on Form 8-K.
The full biography and other information with respect to Mr. Virnich required by Item 5.02(c) of Form 8-K are included in the Company’s proxy statement on Schedule 14A for the 2023 annual meeting of stockholders filed with the SEC on April 28, 2023 under the heading “Executive Officers” and such biography and information are incorporated herein by reference.
There are no arrangements or understandings with any other person pursuant to which Mr. Virnich was appointed as the Company’s Chief Executive Officer and there are no family relationships between Mr. Virnich and any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer of the Company. Additionally, there are no transactions between Mr. Virnich and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On June 11, 2023, the Company issued a press release announcing the transition and appointment described above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking and, as such, are not historical facts. These statements are based on current expectations, estimates, and projects about the Company’s business based, in part, on assumptions made by management, and are subject to a number of risks and uncertainties. These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “might,” “possible,” “potential,” “predicts,” “may,” “would,” “could,” “will” or “should” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. One should carefully consider the risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
10.1	Amended and Restated Employment Agreement, dated February 18, 2020, between the TOI Management, LLC and Brad Hively.
10.2	Employment Agreement, dated February 18, 2020, between the TOI Management, LLC and Daniel Virnich.
99.1	Press release dated June 12, 2023 of The Oncology Institute, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 12, 2023

The Oncology Institute, Inc.

By:	/s/ Mihir Shah
Name:	Mihir Shah
Title:	Chief Financial Officer